FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2001
                                                         ----------------


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware               1-14157                  36-2669023
         --------               -------                  ----------
         (State or other        (Commission              (IRS Employer
         jurisdiction of        File Number)             Identification
         incorporation)                                  No.)




   30 North LaSalle Street, Chicago, Illinois                60602
------------------------------------------------           ---------
     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Item 5.  Other Events.
                  -------------

        On January 25, 2001, Telephone and Data Systems, Inc. reported fourth quarter results and other financial information. TDS also announced that it is restating consolidated financial statements for 1993 through 1999 and the three quarters ended September 30, 2000.

        This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by TDS relating to such announcement as an exhibit.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        Exhibits
        --------
        The exhibits  accompanying  this report are listed in the  accompanying
        Exhibit Index.

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



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    January 25, 2001


By:   /s/ D. Michael Jack
   ------------------------
    D. Michael Jack
    Vice President and Controller
   (Principal Accounting Officer)

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


                                  EXHIBIT INDEX


Exhibit Number                                Description of Exhibit
--------------                                ----------------------
    99.1                                      January 25, 2001  News Release
                                              announcing fourth  quarter results
                                              and other related financial
                                              information.



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